UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

MASCOT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28629	27-067116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

25 Branca Road
East Rutherford, NJ 07073

(Address of Principal Executive Offices)

(201) 531-1212

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On March 8, 2013, the Mascot Properties, Inc. (the “Company”) received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company’s name change application has been approved and effective Monday, March 11, 2013, the Company will trade under its new name, MamaMancini’s Holdings, Inc.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

On March 8, 2013, the Company received notice from FINRA that effective Monday, March 11, 2013, the Company shall now be quoted on the OTCBB and the OTCQB under its new trading symbol, “MMMB”.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.4	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mascot Properties, Inc.

Date: March 8, 2013	By:	/s/ Carl Wolf
	Name:	Carl Wolf
	Title:	Chief Executive Officer